                                                                    Exhibit 99.6


                            OMNIBUS AMENDMENT NO. 1

            THIS OMNIBUS AMENDMENT NO. 1 is entered into as of October 24, 2003 (this "Amendment"), among the parties named on the signature pages hereof.

            PRELIMINARY STATEMENTS

            1.    Reference is hereby made to the following agreements:

            (a) Elder-Beerman Master Trust Pooling and Servicing Agreement, dated as of December 30, 1997 among The El-Bee Receivables Corporation (the "Transferor"), The El-Bee Chargit Corp. (the "Servicer") and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as trustee (in such capacity, the "Trustee") (as amended, restated, supplemented or otherwise modified from time to time, the "PSA");

            (b) Elder-Beerman Master Trust Series 2000-1 Supplement, dated as of May 19, 2000 among the Transferor, the Servicer and the Trustee (as amended by that certain Amendment No. 1 dated as of July 9, 2002, that certain Amendment No. 2 dated as of July 8, 2003, that certain Amendment No. 3 dated as of July 24, 2003 and as amended, restated, supplemented or otherwise modified from time to time, the "Supplement"); and

            (c) Series 2000-1 Certificate Purchase Agreement, dated as of May 19, 2000 among the Transferor, CRC Funding, LLC (as successor to Corporate Receivables Corporation) ("CRC Funding"), EagleFunding Capital Corporation ("EagleFunding")and the other commercial paper conduits from time to time party thereto, as Conduit Purchasers (the "Conduit Purchasers"), Citibank, N.A. ("Citibank"), EagleFunding and the other financial institutions from time to time party thereto, as Committed Purchasers (the "Committed Purchasers"), Citicorp North America, Inc. ("CNAI"), Fleet Securities Inc. ("FSI") and the other financial institutions from time to time party thereto, as Managing Agents (the "Managing Agents"), CNAI, as Program Agent (in such capacity, the "Program Agent") and the Trustee (as amended by that certain Amendment No. 1 dated as of July 9, 2002, that certain Amendment No. 2 dated as of July 8, 2003 and as amended, restated, supplemented or otherwise modified from time to time, the "Certificate Purchase Agreement").

            2. The parties hereto have agreed to amend the Supplement and the Certificate Purchase Agreement upon the terms and conditions set forth herein.

            3. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the PSA, the Supplement or the Certificate Purchase Agreement, as applicable.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1. Assignment and Acceptance. Subject to the satisfaction of the conditions precedent set forth in Section 6 below:

            (a) FSI, EagleFunding and Fleet National Bank (collectively the "Fleet Assignors") hereby sell and assign, without recourse, to Bank One, NA (Main Office Chicago) ("Bank One") and Falcon Asset Securitization Corporation ("Falcon") (collectively the "Assignees") and the Assignees hereby purchase, accept and assume, without recourse to or representation or warranty of any kind (except as set forth below) from the Fleet Assignors, effective as of the date first written above (the "Effective Date"), all of the Fleet Assignors' respective rights and obligations under the PSA, the Supplement, the Certificate Purchase Agreement and the other Transaction Documents, together with the rights of the Fleet Assignors to payment in respect of its Pro Rata Share of the Class A Invested Amount (but excluding accrued and unpaid interest, and the amount of any accrued and unpaid fees as of the Effective Date (such interest and fees, the "Accrued Fleet Amounts")) and the Assignees shall pay to FSI on the Effective Date an amount equal to $41,874,704.52 in consideration thereof.

            (b) Each Assignee hereby agrees to be bound by all the agreements set forth in the PSA, the Supplement, the Certificate Purchase Agreement and the other Transaction Documents, copies of which have been received by each such Assignee. From and after the Effective Date:

                  (i) the Fleet Assignors shall relinquish all of their respective rights and be released from all of their respective obligations under the PSA, the Supplement, the Certificate Purchase Agreement and the other Transaction Documents and shall cease to be parties thereto; and

                  (ii) each Assignee shall be a party to and be bound by the provisions of the PSA, the Supplement, the Certificate Purchase Agreement and the other Transaction Documents, to the extent of the interests assigned pursuant hereto, have the rights and obligations of:

                        (A) in the case of Bank One, a Managing Agent (on behalf of a Purchaser Group consisting of Falcon, as the Conduit Purchaser and Bank One as the Committed Purchaser);

                        (B)   in the case of Falcon, a Conduit Purchaser; and

                        (C)   in the case of Bank One, a Committed Purchaser.

            (c) Immediately after giving effect to the assignments contemplated in paragraph (a) above, (i) CRC Funding's Pro Rata Share of the Class A Invested Amount shall be $41,874,704.54; (ii) Falcon's Pro Rata Share of the Class A Invested Amount shall be $41,874,704.54; (iii) EagleFunding's Pro Rata Share of the Class A Invested Amount shall be zero, (iv) Citibank, in its capacity as a Committed Purchaser shall have a Commitment of $50,000,000 ; (v) Bank One, in its capacity as a Committed Purchaser shall have a Commitment of $50,000,000 and (vi) Fleet shall have a Commitment of zero.

            (d) On or prior to the Effective Date, (i) CNAI shall surrender for exchange to the Trustee, Elder-Beerman Master Trust, Series 2000-1 Class A Floating Rate Certificate, Certificate No. A-1 issued May 19, 2000 and shall execute a written instrument of transfer with respect thereto in a form satisfactory to the Trustee, (ii) FSI shall surrender for exchange to the Trustee, Elder-Beerman Master Trust, Series 2000-1 Class A Floating Rate Certificate, Certificate No. A-2 issued May 19, 2000 and shall execute a written instrument of transfer with respect thereto in a form satisfactory to the Trustee and (iii) the Transferor shall, in accordance with Section 6.02 of the PSA, execute and deliver to the Trustee, an authentication order directing the Trustee to authenticate and issue (x) to CNAI, an Elder-Beerman Master Trust, Series 2000-1 Class A Floating Rate Certificate in the principal amount of $50,000,000 and registered in the name of CNAI, as Managing Agent on behalf of the Purchasers in its related Purchaser Group and (y) to Bank One, an Elder-Beerman Master Trust, Series 2000-1 Class A Floating Rate Certificate in the principal amount of $50,000,000 and registered in the name of Bank One, as Managing Agent on behalf of the Purchasers in its related Purchaser Group. Upon its receipt of such authentication order, the Trustee shall authenticate and issue to CNAI and Bank One, the Investor Certificates described in clauses (x) and (y) hereof and shall register such Investor Certificates in the Certificate Register in accordance with Section 6.03 of the PSA.

            (e) Each of the parties hereto hereby agrees to take such actions as may be necessary in order to effectuate the surrender, exchange and issuance of the Investor Certificates described in paragraph (d) above, including, without limitation, executing any and all documents, agreements, certificates or instruments as may be required pursuant to the terms of the PSA or requested by any other party hereto for such purpose.

      Section 2. Amendment to Supplement. Subject to the satisfaction of the conditions precedent contained in Section 6 below, the Supplement is hereby amended as follows:

            (a)   The definition of "Amortization Date" contained in Section
2.01 of the Supplement is hereby amended by deleting therefrom the reference to "July 9, 2005" and replacing it with "July 6, 2004."

            (b) Section 3.07(c) of the Supplement is hereby amended be deleting therefrom the reference to "A-1+" and replacing it with "A-1".

      Section 3. Waiver of Series Early Amortization Event. Subject to the satisfaction of the conditions precedent contained in Section 6 below, each of CNAI, CRC Funding, Citibank, Bank One and Falcon, being all of the Investor Certificateholders of the Series 2000-1 Certificates after giving effect to the assignments contemplated by Section 1.1(a) hereof and the Trustee, hereby waive the occurrence of a Series Early Amortization Event under Section 6.01(j) of the Supplement as a result of a Change of Control of the Parent. Except as provided in the foregoing sentence, this Amendment shall not operate as a waiver of any other Series Early Amortization Event or of any right, power, or remedy of the Program Agent, the Managing Agents, the Purchasers or the Trustee under the Supplement, the Certificate Purchase Agreement or any other Transaction Document.

      Section 4. Consent of Investor Certificateholders. Each of CNAI, CRC Funding, Citibank, Bank One and Falcon, being all of the Investor
Certificateholders of the Series 2000-1 Certificates after giving effect to the assignments contemplated by Section 1.1(a) hereof, hereby:

            (a)   consent to:

                  (i) The amendments to the Supplement described in Section 2 hereof; and

                  (ii) The Trustee's consent to the termination of the Collection Account Letters as in effect on the date hereof with respect to the Store Accounts notwithstanding the requirements of Section 4.02 of the PSA and the execution and delivery by the Servicer of one or more control agreements or blocked account agreements in replacement thereof in substantially the form attached as Exhibit A hereto; and

            (b) direct the Trustee to execute this Amendment and that certain Intercreditor Agreement, dated as of the date hereof, by and among the Program Agent, the Transferor, the Servicer, The Elder-Beerman Stores, Corp., the Trustee and General Electric Capital Corporation.

      Section 5. Amendments to Certificate Purchase Agreement. Subject to the satisfaction of the conditions precedent contained in Section 6 below, the Certificate Purchase Agreement is hereby amended as follows:

            (a) The definition of "CP Rate" contained in Section 1.01 of the Certificate Purchase Agreement is hereby amended by deleting clause (b) therefrom in its entirety and replacing it with the following:

                  "(b)  with respect to any Conduit Purchaser which is a member of the Purchaser Group for which Bank One is the Managing Agent, the sum of (i) discount or yield accrued on Commercial Paper of such Conduit Purchaser subject to any particular pooling arrangement by such Conduit Purchaser, but excluding Commercial Paper issued by such Conduit Purchaser for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by Conduit ("Pooled Commercial Paper") on such day, plus (ii) any and all accrued commissions in respect of placement agents and Commercial Paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase facilities funded substantially with Pooled Commercial Paper, minus
            (v) any payment received on such day net of expenses in respect of Breakage Costs related to the prepayment of the Class A Invested Amount of such Conduit Purchaser pursuant to the terms of any receivable purchase facilities funded substantially with Pooled Commercial Paper; provided that, in addition to the foregoing costs, if the Seller shall request any Increase during any period of time determined by Bank One in its sole discretion to result in an incrementally higher CP Rate applicable to such Increase, such Increase shall, during such period, be deemed to be funded by such

            Conduit Purchaser in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining such CP Rate applicable only to such special pool and charged each day during such period against such Increase."

            (b)   The definition of "Managing Agent's Account" contained in
Section 1.01 of the Certificate Purchase Agreement is hereby amended by deleting clause (b) therefrom in its entirety and replacing it with the following:

                  "(b) with respect to Bank One, that certain account as shall be designated by Bank One to the Transferor, the Servicer and the Trustee in writing."

            (c)   The definition of "Purchaser Group Limit" contained in Section
1.01 of the Certificate Purchase Agreement is hereby amended by deleting therefrom the references therein to "$67,500,000" and replacing them with "$50,000,000."

            (d) The definition of "Series 2000-1 Class A Purchase Limit" contained in Section 1.01 of the Certificate Purchase Agreement is hereby amended by deleting the reference therein to "$135,000,000" and replacing it with "$100,000,000."

      Section 6. Conditions to Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if (a) the Program Agent shall have received duly executed original counterparts of (i) this Amendment from each of the parties hereto and (ii) each of the documents, agreements, certificates and other items listed on Schedule I attached hereto in form and substance satisfactory to the Program Agent and (b) the amounts to be paid pursuant to Section 1(a) shall have been paid and FSI shall have been paid $41,516.85 by the Transferor in respect of Accrued Fleet Amounts. This Amendment shall, by agreement of the parties hereto, become effective notwithstanding the failure to satisfy any other condition set forth in the Supplement or Certificate Purchase Agreement for amendment thereof.

      Section 7. Reference and Effect.

            (a) Except as specifically amended hereby, the Supplement and the Certificate Purchase Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.

            (b) On and after the Effective Date, each reference in the Supplement or the Certificate Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Supplement or the Certificate Purchase Agreement, as applicable, and each reference to the Supplement or the Certificate Purchase Agreement, as applicable, in any certificate delivered in connection therewith, shall mean and be a reference to the Supplement or the Certificate Purchase Agreement as amended hereby.

      Section 8. Representations and Warranties. Each of the Transferor and the Servicer represents and warrants to each of the other parties hereto, as to itself, that:

            (a) This Amendment and any other certificate, instrument, document or agreement executed and delivered by it in connection with this Amendment have been duly authorized, executed and delivered by it and constitute its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            (b) After giving effect to this Amendment, the representations and warranties set forth in the Certificate Purchase Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (c) After giving effect to this Amendment, no Servicer Default, Trust Early Amortization Event or Series 2000-1 Early Amortization Event has occurred and is continuing and it is in compliance in all material respects with the covenants contained in the PSA, the Supplement and the Certificate Purchase Agreement.

      Section 9. Miscellaneous.

            (a) APPLICABLE LAW. THIS AMENDMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            (b) Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

            (c) Expenses. The Transferor agrees to reimburse the Program Agent for all out-of-pocket expenses incurred by the Assignors, the Assignees and the Program Agent, in connection with this Amendment, including the reasonable fees, charges and disbursements of Sidley Austin Brown & Wood LLP, counsel for the Program Agent.




                     Rest of Page Intentionally Left Blank

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

                                     THE EL-BEE RECEIVABLES CORPORATION,
                                     as Transferor


                                     By: ____________________________________
                                     Name:
                                     Title:

                                     THE EL-BEE CHARGIT CORP.,
                                     as Servicer


                                     By: ____________________________________
                                     Name:
                                     Title:

                                     DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                     not in its individual capacity but solely as Trustee


                                     By: ____________________________________
                                     Name:
                                     Title:

                                     CITICORP NORTH AMERICA, INC.,
                                     as Program Agent and as a Managing Agent


                                     By: ____________________________________
                                     Name:
                                     Title:


                                       Signature Page to Omnibus Amendment No. 1

                                     CITIBANK, N.A.,
                                     as a Committed Purchaser


                                     By: ____________________________________
                                     Name:
                                     Title:

                                     CRC FUNDING, LLC (as successor to Corporate
                                     Receivables Corporation), as a Conduit
                                     Purchaser

                                     By:   Citicorp North America, Inc.,
                                           as Attorney-in-Fact


                                           By: ______________________________
                                           Name:
                                           Title:


                                       Signature Page to Omnibus Amendment No. 1

                                     FLEET SECURITIES INC.,
                                     as an Assignor


                                     By: ____________________________________
                                     Name:
                                     Title:


                                     FLEET NATIONAL BANK,
                                     as an Assignor


                                     By: ____________________________________
                                     Name:
                                     Title:

                                     EAGLEFUNDING CAPITAL CORPORATION,
                                     as an Assignor

                                     By:   Fleet Securities Inc.,
                                           as Attorney-in-Fact


                                           By: ______________________________
                                           Name:
                                           Title:


                                       Signature Page to Omnibus Amendment No. 1

                                     BANK ONE, NA (Main Office Chicago),
                                     as a Managing Agent and as a Committed
                                     Purchaser


                                     By: ____________________________________
                                     Name:   William Hendricks
                                     Title:  Director, Capital Markets


                                     FALCON ASSET SECURITIZATION CORPORATION, as a Conduit Purchaser


                                     By: ____________________________________
                                     Name:   William Hendricks
                                     Title:  Authorized Signatory


                                       Signature Page to Omnibus Amendment No. 1

                                                                      SCHEDULE I

                         Conditions Precedent Documents

A.    BON-TON RECEIVABLES PURCHASE FACILITY

      1. Master Amendment to Receivables Purchase Agreement, dated as of October 24, 2003 (the "Master Amendment"), among The Bon-Ton Receivables Partnership, L.P., a Pennsylvania limited partnership, (the "Seller" and the "Collection Agent"), BTRGP, Inc., Falcon Asset Securitization Corporation ("Falcon"), Charta, LLC ("Charta") and EagleFunding Corporation ("EagleFunding"), as Conduits, certain financial institutions party thereto as Investors, Bank One, NA (Main Office Chicago) ("Bank One"), Citicorp North America, Inc. ("CNAI") and Fleet Securities, Inc. ("FSI"), as Managing Agents, and Bank One, as Agent (the "Agent"), together with the marked Copy of Second Amended and Restated Receivables Purchase Agreement, dated as of January 17, 2003 (the "Agreement"), among the Seller, the Collection Agent, BTRGP, Inc., Falcon and Charta, as Conduits, certain financial institutions party thereto as Investors, Bank One and CNAI, as Managing Agents and the Agent attached as Exhibit A thereto.

      2. Amendment No. 1 to Transfer Agreement, dated as of October 24, 2003 ("Amendment No. 1") by and between The Bon-Ton Department Stores, Inc. (the "Originator") and the Seller, together with the marked Copy of Amended and Restated Transfer Agreement, dated as of January 17, 2003 (the "Transfer Agreement"), between The Bon-Ton Department Stores, Inc. (the "Originator") and The Bon-Ton Receivables Partnership, L.P., as Buyer attached as Exhibit A thereto.

      3. Performance Undertaking, dated as of October 24, 2003 (the "Undertaking") by The Bon-Ton Stores, Inc. and The Bon-Ton Corp. (each a "Performance Guarantor") in favor of the Agent.

      4. Amended and Restated Intercreditor Agreement, dated as of October 24, 2003 (the "Intercreditor Agreement") by and among General Electric Capital Corporation ("GECC"), the Originator, the Seller and the Agent.

      5. Third Amended and Restated Fee Letter, dated as of October 24, 2003 (the "Fee Letter") among the Seller, CNAI and Bank One.

      6. Fee Letter, dated as of October 24, 2003 between the Seller and CNAI (the "CNAI Fee Letter")

      7. Certificate of the Assistant Secretary of BTRGP, Inc. certifying (i) a copy of the resolutions of the Board of Directors of the BTRGP, Inc., authorizing the execution, delivery and performance by BTRGP, Inc. of the Master Amendment, Amendment No. 1, the Intercreditor Agreement, the Fee Letter and the other documents to be delivered by it in connection with such agreements, both for itself and on behalf of the Seller (ii) the names and signatures of the officers authorized on its behalf and on behalf of the Seller to execute such documents and any other documents to be delivered by it in connection with such agreements, and (iii) a copy of the by-laws of BTRGP, Inc. and attached thereto, and (iv) a copy of the Seller's partnership agreement attached thereto.

      8.    Certificate of the Assistant Secretary of the Originator certifying
(i) a copy of the resolutions of the Board of Directors of the Originator authorizing the execution, delivery and performance by the Originator of the Master Amendment, Amendment No. 1, the Intercreditor Agreement and the other documents to be delivered by it in connection with such agreement, (ii) the names and signatures of the officers authorized on its behalf to execute such documents and any other documents to be delivered by it in connection with such agreement, and (iii) a copy of the by-laws of the Originator attached thereto.

      9. Certificates of organization of the Seller, BTRGP, Inc. and the Originator certified by the Secretary of the Commonwealth of Pennsylvania.

      10. Good Standing Certificates for the Seller, BTRGP, Inc. and the Originator issued by the Secretary of the Commonwealth of Pennsylvania.

      11. Opinion of Wolf, Block, Schorr and Solis-Cohen LLP, counsel for the Seller, relating to general corporate matters.

      12. Bring-down Opinion of Wolf, Block, Schorr and Solis-Cohen LLP, counsel for the Seller, relating to perfection and priority.

      13. Bring-down Opinion of Wolf, Block, Schorr and Solis-Cohen LLP, counsel for the Seller, relating to true sale and nonconsolidation.

B.    THE ELDER-BEERMAN MASTER TRUST, CLASS A CERTIFICATES, SERIES 2000-1

      14. Intercreditor Agreement, dated as of October 24, 2003 (the "Elder-Beerman Intercreditor Agreement") by and among the Program Agent, the Transferor, the Servicer, The Elder-Beerman Stores, Corp., the Trustee and GECC.

      15. Fee Letter, dated as of October 24, 2003 (the "Elder-Beerman Fee Letter") by and between the Transferor and Bank One.

      16. Deposit Account Control Agreement, dated as of October 24, 2003 (the "Control Agreement") by and among Fifth Third Bank, The Elder-Beerman Stores, Corp. and GECC.

      17. Collection Account Letter, dated as of October 24, 2003 by and among Fifth Third Bank, The Elder-Beerman Stores Corp., the Servicer and the Trustee.

      18. Liquidity Agreement, dated as of October 24, 2003 by and among Falcon, the "Liquidity Providers" thereunder and Bank One, as agent.

      19.   Certificate of the Assistant Secretary of the Transferor certifying
(i) a copy of the resolutions of the Board of Directors of the Transferor, authorizing the execution, delivery and performance by the Transferor of the Omnibus Amendment, the Waiver, the Elder-Beerman Intercreditor Agreement, the Elder-Beerman Fee Letter and the other documents to be delivered by it in connection with such agreements, (ii) the names and signatures of the officers authorized on its behalf and on behalf of the Transferor to execute such documents and any other documents to be delivered by it in connection with such agreements, and (iii) a copy of the by-laws of the Transferor attached thereto.

      20.   Certificate of the Assistant Secretary of the Servicer certifying
(i) a copy of the resolutions of the Board of Directors of the Servicer authorizing the execution, delivery and performance by the Servicer of the Omnibus Amendment, the Waiver, the Elder-Beerman Intercreditor Agreement and the other documents to be delivered by it in connection with such agreement, (ii) the names and signatures of the officers authorized on its behalf to execute such documents and any other documents to be delivered by it in connection with such agreement, and (iii) a copy of the by-laws of the Servicer attached thereto.

      21. Certificate of Incorporation of the Transferor, certified by the Secretary of State of

Delaware.

      22. Certificate of Incorporation of the Servicer, certified by the Secretary of State of Ohio.

      23. Good Standing Certificate for the Transferor issued by the Secretary of State of Delaware

      24. Good Standing Certificate for the Servicer issued by the Secretary of State of Ohio.

      25. Legal opinion of Taft Stettinius & Hollister LLP, counsel for the Transferor and the Servicer, relating to (i) general corporate matters, and (ii) enforceability.

      26. Authentication Order executed by the Transferor directing the Trustee to execute two new Class A Certificates in favor of CNAI and Bank One

      27.   New Class A Certificate issued to CNAI.

      28.   New Class A Certificate issued to Bank One.

      29.   Letter of Representations executed by Bank One to the Trustee.